SUBJECT TO REVISION
  REVISED SERIES TERM SHEET DATED AUGUST 20, 1998


                                  $295,907,927
  [LOGO]               Oakwood Mortgage Investors, Inc.,
                                    Depositor
                         Oakwood Acceptance Corporation,
                                    Servicer
          Senior/Subordinated Pass-Through Certificates, Series 1998-C

Attached is a preliminary Series Term Sheet describing the structure, collateral pool and certain aspects of the Oakwood Mortgage Investors Senior/Subordinated Pass-Through Certificates, Series 1998-C. The Series Term Sheet has been prepared by Oakwood Mortgage Investors, Inc. for informational purposes only and is subject to modification or change. The information and assumptions contained therein are preliminary and will be superseded by a prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

Neither Credit Suisse First Boston, First Chicago Capital Markets, Inc. nor any of their respective affiliates makes any representation as to the accuracy or completeness of any of the information set forth in the attached Series Term Sheet. This cover sheet is not part of the Series Term Sheet.

A Registration Statement (including a base prospectus) relating to the Pass-Through Certificates, including the Oakwood Mortgage Investors, Inc. Senior/Subordinated Pass-Through Certificates, Series 1998-C, has been filed with the Securities and Exchange Commission and has been declared effective. The final Prospectus Supplement relating to the securities will be filed after the securities have been priced and all of the terms and information are finalized. This communication is not an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Interested persons are referred to the final Prospectus and Prospectus Supplement to which the securities relate. Any investment decision should be based only upon the information in the final Prospectus and Prospectus Supplement as of their publication dates.

THE INFORMATION CONTAINED IN THIS REVISED SERIES TERM SHEET SUPERSEDES THE INFORMATION CONTAINED IN ALL PRIOR SERIES TERM SHEETS.


Credit Suisse First Boston                   First Chicago Capital Markets, Inc.

         This Series Term Sheet will be superseded in its entirety by the information appearing in the Prospectus Supplement, the Prospectus and the Series 1998-C Pooling and Servicing Agreement (including the July 1998 Edition to the Standard Terms) to be dated as of August 1, 1998, among Oakwood Mortgage Investors, Inc., as Depositor, Oakwood Acceptance Corporation, as Servicer, and PNC Bank, National Association, as Trustee.

Class Designations
   Class A-1 ARM Certificates...................Class A-1 ARM Certificates.
   Class A Certificates.........................Class A Certificates.
   Class M Certificates.........................Class M-1 and Class M-2 Certificates.
   Class B Certificates.........................Class B-1 and Class B-2 Certificates.
   Subordinated Certificates....................Class M, Class B, Class X and Class R Certificates.
   Offered Certificates.........................Class A-1 ARM, Class A, Class M and Class B-1 Certificates.
   Offered Subordinated Certificates............Class M and Class B-1 Certificates.
The Offered Certificates........................                                   Approximate
                                                                               Initial Certificate   Pass-Through
                                                        Title of Class         Principal Balance(1)      Rate
                                                        --------------         --------------------      ----

                                                 Class A-1 ARM Certificates...       $7,625,927         .  %(2)
                                                 Class A Certificates.........     $239,608,000         .  %(3)
                                                 Class M-1 Certificates.......      $23,178,000         .  %(4)
                                                 Class M-2 Certificates.......      $14,680,000         .  %(4)
                                                 Class B-1 Certificates.......      $10,816,000         .  %(4)

                                                 (1) The aggregate initial principal balance of the Certificates may be increased or decreased by up to 5%. Any such increase or decrease may be allocated disproportionately among the
                                                     Classes of Certificates. Accordingly, any investor's
                                                     commitments with respect to the Certificates may be increased or decreased correspondingly.
                                                 (2) Computed on the basis of a 360-day year and the actual number of days in each Interest Accrual Period.
                                                 (3) Computed on the basis of a 360-day year of twelve 30-day months.
                                                 (4) The lesser of (i) the specified rate per annum, computed on the basis of a 360-day year of twelve 30-day months, or (ii)
                                                     the Weighted Average Net Asset Rate for the related
                                                     Distribution Date.

Other Certificates..............................  The  Class  B-2,  Class X and Class R  Certificates  are not being offered  hereby.  The Class B-2  Certificates  are  expected to be sold in a private  placement  at or around the Closing  Date,  and will be acquired in the interim by an  affiliate  of the  Company.
                                                  The  Class X and  Class R  Certificates  are  expected  to be sold initially  to related  entities  of the  Company,  which may offer
                                                  them  in  the   future  in  one  or  more   privately   negotiated
                                                  transactions.  The Class  B-2  Certificates  will have an  initial
                                                  Certificate Principal Balance of approximately $13,135,281.
Denominations...................................  The Offered Certificates will be Book-Entry  Certificates only, in minimum  denominations  of $1,000 and integral  multiples of $1 in excess thereof.
Cut-off Date....................................  August 1, 1998.
Distribution Dates..............................  The fifteenth day of each month,  (or if such fifteenth day is not a business day, the next  succeeding  business day)  commencing in
                                                  September 1998 (each, a "Distribution Date").
Record Date.....................................  With  respect  to each  Distribution  Date,  other  than the first
                                                  Distribution  Date, the close of business on the last business day of the month preceding the month in which such  Distribution  Date occurs,  and with  respect  to the first  Distribution  Date,  the close of business on the Closing Date.

                                        1

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                                                  (each, a "Record Date").

                                        2



Interest Accrual Period.........................  With respect to each Distribution  Date, (i) for the Class A-1 ARM
                                                  Certificates,  the  period  commencing  on  the  15th  day  of the preceding  month  through  the 14th day of the month in which such
                                                  Distribution  Date occurs (except that the first Interest  Accrual
                                                  Period for the Class A-1 ARM Certificates  will be the period from the Closing  Date to  September  14,  1998) and (ii) for the other
                                                  Classes,  the  calendar  month  preceding  the  month in which the
                                                  Distribution Date occurs (each, an "Interest Accrual Period").

Distributions...................................  The  "Available  Distribution  Amount"  for  a  Distribution  Date
                                                  generally  will include  (1)(a) Monthly  Payments of principal and interest due on the Assets during the related  Collection  Period, to the extent  such  payments  were  actually  collected  from the
                                                  Obligors or advanced by the Servicer and (b) unscheduled  payments received with respect to the Assets during the related  Prepayment
                                                  Period, including Principal Prepayments,  proceeds of repurchases,
                                                  Net  Liquidation   Proceeds  and  Net  Insurance  Proceeds,   less
                                                  (2)(a) if  Oakwood  is not the  Servicer,  Servicing  Fees for the
                                                  related Collection Period,  (b) amounts  required to reimburse the
                                                  Servicer for previously  unreimbursed  Advances in accordance with the  Agreement,  (c) amounts  required to reimburse the Company or the Servicer for certain reimbursable  expenses in accordance with the Agreement and (d) amounts  required to reimburse any party for an  overpayment  of a Repurchase  Price for an Asset in accordance with the Agreement.

                                                  In  general,  principal  paid in  respect of the  Adjustable  Rate
                                                  Assets  will  be  allocated  to  holders  of  the  Class  A-1  ARM
                                                  Certificates,  and  principal  paid in  respect  of the Fixed Rate
                                                  Assets  will be  allocated  to the  Class A,  Class M and  Class B
                                                  Certificates.

                                                  Distributions will be made on each Distribution Date to holders of record on the preceding  Record Date.  Distributions on a Class of
                                                  Certificates  will be  allocated  among the  Certificates  of such
                                                  Class in proportion to their respective percentage interests.

Certificate Structure Considerations............  The primary credit support for the Class A-1 ARM  Certificates and the Class A Certificates is the  subordination of the Subordinated
                                                  Certificates;  for the Class M-1 Certificates is the subordination of the Class M-2,  Class B, Class X and the Class R  Certificates;
                                                  for the Class M-2  Certificates is the  subordination of the Class
                                                  B,  Class X,  and  Class R  Certificates;  and for the  Class  B-1
                                                  Certificates  is the  subordination  of the Class B-2, Class X and the Class R Certificates.

                                        3


Subordination of the Offered Subordinate
Certificates....................................  The   rights  of  the  Class  M   Certificateholders   to  receive
                                                  distributions  of principal will be subordinated to such rights of
                                                  the  Class  A  Certificateholders   to  receive  distributions  of
                                                  principal  and interest.  Interest and interest  shortfalls on the
                                                  Class  M  Certificates  will  not  be  subordinated  to  principal payments on the Class A Certificates.
                                                  The  rights  of  the  Class  B-1   Certificateholders  to  receive
                                                  distributions  of principal  similarly will be subordinated to the rights of the Class A and Class M  Certificateholders  to  receive distributions  of principal  and  interest.  Interest and interest shortfalls on the Class B-1 Certificates  will not be subordinated to principal payments on the Class A and Class M Certificates.

Cross-over Date...................................The later to occur of (a) the Distribution Date occurring in March
                                                  2003 or (b) the first  Distribution Date on which the then-current credit  enhancement is equal to or exceeds 1.925 times the initial credit enhancement.

Performance Test..................................The Average 60-Day  Delinquent  Ratio is less than or equal to 5%;
                                                  the Average 30-Day  Delinquency Ratio is less than or equal to 7%, the  Current  Realized  Loss Ratio is less than or equal to 2.75%;
                                                  and the Cumulative  Realized  Losses are less than or equal to the applicable percentage of the Aggregate Cut-off Date Pool Principal
                                                  Balance set forth in the Pooling and Servicing Agreement.

Overcollateralization...........................  Excess  interest  collections  will  be  applied,  to  the  extent available,  to  make  accelerated  payments  of  principal  on the
                                                  Certificates.    The   "Target    Overcollateralization    Amount"
                                                  generally shall mean, (i) for any  Distribution  Date prior to the
                                                  Cross-over  Date,  2.00% of the Cut-off Date Pool Balance and (ii)
                                                  for any other  Distribution  Date,  the lesser of (x) 2.00% of the
                                                  Cut-off  Date Pool  Balance and (y) 3.50% of the  then-outstanding
                                                  Pool  Balance;  provided,  however,  that in no  event  shall  the
                                                  Target  Overcollateralization  Amount  be less  than  0.50% of the
                                                  Cut-off Date Pool Balance.


                                        4



Realized Losses on Liquidated Loans.............  The Principal  Distribution  Amount for any  Distribution  Date is
                                                  intended to include the Scheduled  Principal Balance of each Asset that  became a  Liquidated  Loan  during  the  preceding  calendar month.  A Realized  Loss will be incurred on a Liquidated  Loan in the amount,  if any, by which the Net  Liquidation  Proceeds  from such  Liquidated Loan are less than the Unpaid  Principal  Balance of such Liquidated  Loan, plus accrued and unpaid interest thereon
                                                  (to the extent not covered by  Servicing  Advances,  if any,  with respect to such  Liquidated  Loan),  plus amounts  reimbursable to the Servicer for previously  unreimbursed  Servicing Advances. The amount of the Realized  Loss,  if any, in excess of the sum of (1)
                                                  the amount of interest  collected  on the  nondefaulted  Assets in excess of certain  Interest  Distribution  Amounts  and  Carryover
                                                  Interest  Distribution  Amounts  required to be distributed on the
                                                  Class A-1 ARM, Class A, Class M and Class B  Certificates  and any
                                                  portion of such interest  required to be paid to a Servicer  other than Oakwood as servicing  compensation  ("Excess  Interest")  and
                                                  (2) the Current  Overcollateralization Amount will be allocated to the  Class M and Class B  Certificates  as a  Writedown  Amount in
                                                  reduction  of their  Certificate  Principal  Balance as  described below.

Allocation of Writedown Amounts.................  The  "Writedown  Amount"  for any  Distribution  Date  will be the amount,  if any,  by which  the  aggregate  Certificate  Principal
                                                  Balance of all  Certificates,  after all  distributions  have been made on the Certificates on such  Distribution  Date,  exceeds the
                                                  Pool  Scheduled  Principal  Balance  of the  Assets  for the  next
                                                  Distribution  Date. The Writedown  Amount will be allocated  among the Classes of  Subordinated  Certificates  in the following order of priority:
                                                  (1)   first,  to the  Class B-2  Certificates,  to be  applied  in reduction of the Adjusted  Certificate  Principal Balance of such Class until it has been reduced to zero;
                                                  (2)   second,  to the Class B-1  Certificates,  to be  applied  in reduction of the Adjusted  Certificate  Principal Balance of such Class until it has been reduced to zero;
                                                  (3)   third,  to the  Class M-2  Certificates,  to be  applied  in reduction of the Adjusted  Certificate  Principal Balance of such Class until it has been reduced to zero; and
                                                  (4)   fourth,  to the Class M-1  Certificates,  to be  applied  in reduction of the Adjusted  Certificate  Principal Balance of such Class until it has been reduced to zero.

Advances........................................  For each  Distribution  Date,  the  Servicer  will be obligated to make an advance  (a "P&I  Advance")  in respect of any  delinquent
                                                  Monthly  Payment  that  will,  in  the  Servicer's  judgment,   be
                                                  recoverable  from late  payments on or  Liquidation  Proceeds from such Asset.  The Servicer  will also be obligated to make Advances
                                                  ("Servicing   Advances"   and,   together   with   P&I   Advances,
                                                  "Advances") in respect of  Liquidation  Expenses and certain taxes and  insurance  premiums not paid by an Obligor on a timely basis,
                                                  to  the  extent  the  Servicer  deems  such   Servicing   Advances
                                                  recoverable  out  of  Liquidation   Proceeds  or  from  subsequent
                                                  collections.    P&I   Advances   and


                                        5


                                                  Servicing Advances are  reimbursable to the Servicer under certain circumstances.

Final Scheduled Distribution Dates..............  Based  on  the  assumptions   that  (I)  there  are  no  defaults,
                                                  prepayments or  delinquencies  with respect to payments due on the
                                                  Assumed Contract  Characteristics,  (ii) the optional  termination right is not  exercised  by the  Servicer  and (iii)  there are no
                                                  Accelerated Principal Payments,  the Final Scheduled  Distribution
                                                  Dates  for  each  of  the  Classes  are  set  forth  below.  It is anticipated  that  the  actual  final  Distribution  Date for each
                                                  Class  may occur  earlier  than the  Final  Schedule  Distribution
                                                  Dates.  In the  event of large  losses  and  delinquencies  on the
                                                  Contracts,   however,   the  actual  payment  on  certain  of  the
                                                  subordinate  classes  of  Certificates  may occur  later  than the
                                                  Final  Scheduled  Distribution  Dates  and in  certain  scenarios, holders of such classes may incur a loss on their investment.

                                                                                            Final Scheduled
                                                                                           Distribution Dates
                                                                                           ------------------

                                                  Class A-1 ARM Certificates......         October 15, 2027
                                                  Class A Certificates............         September 15, 2027
                                                  Class M-1 Certificates..........         April 15, 2026
                                                  Class M-2 Certificates..........         October 15, 2025
                                                  Class B-1 Certificates..........         November 15, 2024

Optional Termination............................  The Servicer at its option and subject to the limitations  imposed by the Agreement,  will have the option to purchase from the Trust
                                                  Estate all Assets then  outstanding  and all other property in the
                                                  Trust Estate on any  Distribution  Date  occurring on or after the
                                                  Distribution  Date on which the sum of the  Certificate  Principal
                                                  Balance  of the  Certificates  is less  than 10% of the sum of the original Certificate Principal Balance of the Certificates.

Auction Sale....................................  If the Servicer does not exercise its optional  termination  right within  90 days  after it first  becomes  eligible  to do so,  the
                                                  Trustee  shall  solicit  bids for the  purchase of all Assets then outstanding  and all other  property in the Trust  Estate.  In the event that satisfactory bids are received,  the sale proceeds will be distributed to Certificateholders.

The Assets......................................  The Trust will consist of (1) fixed  and  adjustable  manufactured
                                                  housing   installment   sales   contracts    (collectively,    the
                                                  "Contracts")  secured by security interests in manufactured homes, as defined herein (the "Manufactured  Homes"), and with respect to certain of the Contracts  ("Land Secured  Contracts"),  secured by liens on the real estate on which the related  Manufactured  Homes are located,  and (2) mortgage loans secured by first liens on the real  estate to which the  related  Manufactured  Homes are deemed permanently  affixed (the "Mortgage Loans," and collectively,  the
                                                  "Assets".  The Asset Pool consists of  approximately  7,102 Assets having an total aggregate  Scheduled  Principal  Balance as of the
                                                  Cut-off Date of $309,043,208.84.

                                                  Fixed Rate Assets
                                                  -----------------

                                        6

                                                  As of the Cut-off Date, 7,003 Assets, aggregating  $301,417,281.15
                                                  are  secured  by  fixed  rate  Assets   ("Fixed   Rate   Assets").
                                                  Approximately  8.74% of the Fixed Rate Assets are  Mortgage  Loans
                                                  and approximately  3.18% of the Fixed Rate Assets are Land Secured
                                                  Contracts.   Based  on  Cut-off  Date  Pool  Scheduled   Principal
                                                  Balance,   90.37%  of  the  Fixed  Rate   Assets  are  secured  by
                                                  Manufactured  Homes which were new, 1.64% of the Fixed Rate Assets are secured by  Manufactured  Homes which were used,  7.17% of the
                                                  Fixed Rate  Assets are  secured by  Manufactured  Homes which were repossessed  and 0.82% of the Fixed  Rate  Assets  are  secured by
                                                  Manufactured  Homes  which  were  transferred.  As of the  Cut-off
                                                  Date, the Fixed Rate Assets were secured by Manufactured  Homes or
                                                  Mortgaged  Properties  (or  Real  Properties,  in the case of Land
                                                  Secured Contracts) located in 38 states, and approximately  21.35%
                                                  and 20.62% of the Fixed Rate Assets were  secured by  Manufactured
                                                  Homes  or  Mortgaged   Properties   located  in  Texas  and  North
                                                  Carolina,  respectively  (based on the  mailing  addresses  of the
                                                  Obligors  on the Assets as of the Cut-off  Date).  Each Fixed Rate
                                                  Asset bears  interest at an annual  percentage  rate (an "APR") of at least 6.90% and not more than  14.50%.  The  weighted  averaged
                                                  APR  of  the  Fixed  Rate  Assets  as  of  the  Cut-off   Date  is
                                                  approximately  9.86%.  The Fixed Rate Assets have remaining  terms to maturity  as of the  Cut-off  Date of at least 6 months but not more than 360 months and original  terms to stated  maturity of at least 12 months but not more than 360  months.  As of the  Cut-off
                                                  Date, the Fixed Rate Assets had a weighted  average  original term to stated  maturity of  approximately  290 months,  and a weighted average  remaining term to stated  maturity of  approximately  289 months.  The final scheduled  payment date on the Fixed Rate Asset with the latest maturity occurs in August 2028.

                                                  Adjustable Rate Assets
                                                  ----------------------
                                                  As of the Cut-off Date, 99 Assets aggregating  $7,625,927.69,  are secured by adjustable rate Assets  ("Adjustable Rate Assets").  As of the Cut-off Date, all Adjustable Rate Assets are Mortgage Loans
                                                  secured by  Manufactured  Homes  which were new. As of the Cut-off
                                                  Date,  the  Adjustable  Rate  Assets  were  secured  by  Mortgaged
                                                  Properties  located in 20  states,  and  approximately  23.18% and
                                                  20.87%  of  the  Adjustable   Assets  were  secured  by  Mortgaged
                                                  Properties  located in North Carolina and Tennessee,  respectively
                                                  (based on the mailing  addresses  of the Obligors on the Assets as of the Cut-off Date). Each Adjustable Rate Asset bears interest at an annual  percentage  rate (an  "APR") of at least  7.00% and not more than 8.75%. The weighted  averaged APR of the Adjustable Rate
                                                  Assets  as  of  the  Cut-off  Date  is  approximately  8.00%.  The
                                                  Adjustable  Rate Assets have remaining terms to maturity as of the
                                                  Cut-off  Date of at least 233  months but not more than 360 months and original  terms to stated  maturity of at least 240 months but not more than 360 months.  As of the Cut-off Date,  the Adjustable
                                                  Rate  Assets  had a  weighted  average  original  term  to  stated
                                                  maturity  of  approximately  357  months,  and a weighted  average remaining term to stated maturity of approximately 353 months. All
                                                  Adjustable  Rate  Assets  adjust


                                        7

                                                  annually  based on the  monthly  average  yield on  United  States treasury  securities  adjusted to a constant maturity of one year.
                                                  All  Adjustable  Rate Assets have annual caps of 2%. The  weighted average  lifetime  cap of the  Adjustable  Rate  Assets  as of the
                                                  Cut-off Date is approximately 14%. The Adjustable Rate Assets have gross  margins as of the  Cut-off  Date of at least  3.25% but not more  than  4.75%.  The  weighted  average  gross  margins  of the
                                                  Adjustable Rate Assets as of the Cut-off Date is 4.08%.  The final scheduled  payment  date on the  Adjustable  Rate  Asset  with the latest maturity occurs in September 2028.

                                                  No Asset has an  original  loan-to-value  ratio in excess of 100%.
                                                  The  Servicer  will be required to cause to be  maintained  one or more  standard  hazard  insurance  policies  with  respect to each
                                                  Manufactured Home and Mortgaged Property.

Certain Federal Income Tax
  Consequences..................................  For federal income tax purposes,  the Trust Estate will be treated
                                                  as  one  or  more  real  estate   mortgage   investment   conduits
                                                  ("REMIC").  The  Class  A-1 ARM ,  Class A,  Class M,  Class B and
                                                  Class X Certificates  will constitute  "regular  interests" in the
                                                  REMIC for federal  income tax purposes.  The Class R  Certificates will be treated as the sole class of "residual  interests"  in the
                                                  REMIC for federal income tax purposes.

ERISA Considerations............................  Fiduciaries   of  employee   benefit   plans  and  certain   other
                                                  retirement   plans   and   arrangements,    including   individual
                                                  retirement  accounts and  annuities,  Keogh plans,  and collective investment  funds in which  such  plans,  accounts,  annuities  or arrangements  are  invested,  that  are  subject  to the  Employee
                                                  Retirement Income Security Act of 1974, as amended  ("ERISA"),  or corresponding  provisions  of the Code  (any of the  foregoing,  a
                                                  "Plan"),  persons acting on behalf of a Plan, or persons using the assets of a Plan ("Plan  Investors") should consult with their own counsel  to  determine  whether  the  purchase  or  holding of the
                                                  Offered  Certificates  could  give rise to a  transaction  that is prohibited either under ERISA or the Code

                                                  BECAUSE THE OFFERED  SUBORDINATED  CERTIFICATES  ARE  SUBORDINATED
                                                  SECURITIES,  THEY WILL NOT  SATISFY  THE  REQUIREMENTS  OF CERTAIN
                                                  PROHIBITED  TRANSACTION  EXEMPTIONS.  AS A RESULT, THE PURCHASE OR
                                                  HOLDING OF ANY OF THE OFFERED SUBORDINATED  CERTIFICATES BY A PLAN
                                                  INVESTOR MAY  CONSTITUTE A NON-EXEMPT  PROHIBITED  TRANSACTION  OR
                                                  RESULT  IN THE  IMPOSITION  OF  EXCISE  TAXES OR CIVIL  PENALTIES.
                                                  ACCORDINGLY,  NONE OF THE OFFERED  SUBORDINATED  CERTIFICATES  ARE
                                                  OFFERED FOR SALE,  AND ARE NOT  TRANSFERABLE,  TO PLAN  INVESTORS,
                                                  UNLESS  SUCH PLAN  INVESTOR  PROVIDES  THE SELLER AND THE  TRUSTEE
                                                  WITH A BENEFIT PLAN  OPINION,  ON THE  CIRCUMSTANCES  DESCRIBED IN
                                                  CLAUSE  (II)  BELOW  ARE   SATISFIED.   UNLESS  SUCH   OPINION  IS
                                                  DELIVERED,   EACH  PERSON   ACQUIRING   AN  OFFERED   SUBORDINATED
                                                  CERTIFICATE  WILL BE  DEEMED  TO  REPRESENT  TO THE  TRUSTEE,  THE
                                                  SELLER,  AND THE  SERVICER  THAT  EITHER (I) SUCH  PERSON IS NOT A
                                                  PLAN  INVESTOR  SUBJECT TO ERISA OR SECTION  4975 OF THE CODE,  OR
                                                  (II) SUCH PERSON IS AN  INSURANCE  COMPANY THAT IS  PURCHASING  AN
                                                  OFFERED


                                        8


                                                  SUBORDINATED CERTIFICATE WITH FUNDS FROM ITS "GENERAL ACCOUNT" AND
                                                  THE PROVISIONS OF PROHIBITED  TRANSACTION  CLASS  EXEMPTION  95-60
                                                  WILL APPLY TO EXEMPT THE  PURCHASE  OF SUCH  CERTIFICATE  FROM THE
                                                  PROHIBITED TRANSACTION RULES OF ERISA AND THE CODE.

Legal Investment Considerations.................  The  Class  A-1 ARM,  Class A  and  Class  M-1  Certificates  will constitute  "mortgage  related  securities"  for  purposes  of the
                                                  Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA").

                                                  THE CLASS M-2 AND CLASS B-1 CERTIFICATES ARE NOT "MORTGAGE RELATED
                                                  SECURITIES"  FOR PURPOSES OF SMMEA BECAUSE SUCH  CERTIFICATES  ARE
                                                  NOT  RATED  IN ONE OF  THE  TWO  HIGHEST  RATING  CATEGORIES  BY A
                                                  NATIONALLY RECOGNIZED RATING AGENCY.

Ratings.........................................  It is a condition  to the  issuance of the  Certificates  that the
                                                  Certificates be rated as follow:

                                                               Fitch                            Moody's
                                                               -----                            -------
     Class A-1 ARM...........................                   AAA                               Aaa
     Class A.................................                   AAA                               Aaa
     Class M-1...............................                    AA                               Aa3
     Class M-2...............................                    A-                                A2
     Class B-1...............................                   BBB                               Baa2

Delinquency, Loan Loss and Repossession Experience

         The following tables set forth certain information, for the periods indicated, concerning (1) the asset servicing portfolio, (2) the delinquency experience and (3) the loan loss and repossession experience of the portfolio of manufactured housing installment sales contracts and residential mortgage loans serviced by Oakwood. Because delinquencies, losses and repossessions are affected by a variety of economic, geographic and other factors, there can be no assurance that the delinquency and loss experience of the Assets will be comparable to that set forth below.

                            Asset Servicing Portfolio
                             (Dollars in thousands)

                                                         At September 30,                                June 30,
                                   -------------------------------------------------------------  ----------------------
                                       1993       1994         1995         1996         1997         1997       1998
                                   ---------  -----------  -----------  -----------  -----------  -----------   --------
Total Number of Serviced Assets
     Oakwood Originated..........      28,938     39,273       51,566       67,120       89,411       81,599     105,689
     Acquired Portfolios.........       1,591      5,773        4,872        4,177        3,602        3,762       3,019
Aggregate Outstanding Principal
Balance of Serviced Assets
     Oakwood Originated..........    $507,394   $757,640   $1,130,378   $1,687,406   $2,499,794   $2,211,153  $3,223,299
     Acquired Portfolios.........     $30,498    $85,227      $70,853      $57,837      $47,027      $50,043     $38,227
Average Outstanding Principal
Balance per Serviced Asset
     Oakwood Originated..........       $17.5      $19.3        $21.9        $25.1        $28.0        $27.1       $30.5
     Acquired Portfolios.........       $19.2      $14.8        $14.5        $13.8        $13.1        $13.3       $12.7
Weighted Average Interest Rate
of Serviced Assets
     Oakwood Originated..........       12.8%      12.2%        12.0%        11.5%        11.0%        11.1%        10.9%
     Acquired Portfolios.........        9.4%      11.0%        11.3%        11.2%        11.1%        11.2%        11.1%

                           Delinquency Experience (1)
                             (Dollars in thousands)

                                                            At September 30,                          June 30,
                                           --------------------------------------------------   -------------------
                                             1993       1994      1995       1996      1997       1997       1998
                                           --------   --------  --------   --------  --------   --------   --------
Total Number of Serviced Assets
     Oakwood Originated..................     28,938     39,273    51,566     67,120    89,411     81,599  105,689
     Acquired Portfolios.................      1,591      5,773     4,872      4,177     3,602      3,763    3,019
Number of Delinquent Assets (2)..........
     Oakwood Originated:.................
     30-59 Days..........................        244        350       601        835     1,171      1,013    2,401
     60-89 Days..........................         51         97       185        308       476        384      794
     90 Days or More.....................        150        198       267        492       716        656    1,005
     Total Number of Assets Delinquent           445        645     1,053      1,635     2,363      2,053    4,200
     Acquired Portfolios.................
     30-59 Days..........................         37        127        63         66        90         71      104
     60-89 Days..........................         26         49        17         23        23         17       35
     90 Days or More.....................         16         98        76         62        75         81       50
     Total Number of Assets Delinquent            79        274       156        151       188        169      189
Total Delinquencies as a Percentage of
     Serviced Assets (3).................
     Oakwood Originated..................     1.5%       1.6%      2.0%        2.4%      2.6%      2.5%       4.0%
     Acquired Portfolios.................     5.0%       4.7%      3.2%        3.6%      5.2%      4.5%       6.3%

-------------------
(1) Assets that are already the subject of repossession or foreclosure procedures are not included in "delinquent assets" for purposes of this table.
(2) The period of delinquency is based on the number of days payments are contractually past due (assuming 30-day months). Consequently, a payment due on the first day of a month is not 30 days delinquent until the first day of the next month.
(3) By number of assets.

                        Loan Loss/Repossession Experience
                             (Dollars in thousands)

                                                    At or for the fiscal year                       At or for the nine
                                                              ended                                   months ended
                                                          September 30,                                  June 30,
                                   --------------------------------------------------------------  -----------------------
                                       1993        1994        1995          1996         1997         1997         1998
                                   ----------  ----------  ------------  -----------  -----------  -----------  ----------
Total Number of Serviced
     Assets (1).................       30,529      45,046       56,438       71,297       93,013       85,361      108,708
Average Number of Serviced
     Assets During Period.......       25,990      37,788       50,742       63,868       82,155       78,329      100,861
Number of Serviced
     Assets Repossessed.........          902       1,241        1,718        2,746        3,885        2,835        3,839
Serviced Assets Repossessed as a
     Percentage of Total
     Serviced Assets (2)........         2.95%       2.75%        3.04%        3.85%        4.18%        4.43% (6)    4.71%(6)
Serviced Assets Repossessed as a
     Percentage of Average
     Number of Serviced Assets..         3.47%       3.28%        3.39%        4.30%        4.73%        4.83% (6)    5.07%(6)
Average Outstanding Principal
     Balance of Assets (3)......
     Oakwood Originated.........     $531,199    $701,875     $976,905   $1,409,467   $2,065,033   $1,924,180   $2,820,956
     Acquired Portfolios........      $15,249     $30,432      $30,235      $27,351      $22,943      $23,561      $19,545
Net Losses from Asset
     Liquidation(4):
     Total Dollars (3)..........
       Oakwood Originated.......       $3,328      $4,630       $7,303      $14,248      $26,872      $19,329      $31,773
       Acquired Portfolios......           $0        $203         $473         $592         $528         $475         $162
     As a Percentage of Average
     Outstanding Principal
     Balance of Assets (3) (5)
       Oakwood Originated.......         0.63%       0.66%        0.75%        1.01%        1.30%        1.34% (6)    1.50%(6)
       Acquired Portfolios......         0.00%       0.67%        1.56%        2.16%        2.30%        2.69% (6)    1.11%(6)

(1) As of period end.
(2) Total number of serviced assets repossessed during the applicable period expressed as a percentage of the total number of serviced assets at the end of the applicable period.
(3) Includes assets originated by Oakwood Acceptance Corporation and serviced by Oakwood Acceptance Corporation and others.
(4) Net losses represent all losses incurred on Oakwood Acceptance Corporation-serviced portfolios. Such amounts include estimates of net losses with respect to certain defaulted assets. Charges to the losses reserves in respect of a defaulted asset generally are made before the defaulted asset becomes a liquidated asset. The length of the accrual period for the amount of accrued and unpaid interest include in the calculation of the net loss varies depending upon the period in which the loss was charged and whether the asset was owned by an entity other than Oakwood Acceptance Corporation.
(5) Total net losses incurred on assets liquidated during the applicable period expressed as a percentage of the average outstanding principal balance of all assets at the end of the applicable period.
(6) Annualized.


         The data presented in the foregoing tables are for illustrative purposes only and there is no assurance that the delinquency, loan loss or repossession experience of the Assets will be similar to that set forth above. The delinquency, loan loss and repossession experience of manufactured housing contracts historically has been sharply affected by a downturn in regional or local economic conditions. These regional or local economic conditions are often volatile, and no predictions can be made regarding future economic conditions in any particular area. These downturns have tended to increase the severity of loss on repossession because of the increased supply of used manufactured homes, which in turn may affect the supply in other regions.

         Whenever reference is made herein to a percentage of the (or to a percentage of the Scheduled Principal Balance of the Assets), the percentage is calculated based on the Scheduled Principal Balances ("SPB") of the Assets as of the Cut-off Date. In addition, numbers in any columns in the tables below may not sum exactly to the total number at the bottom of the column due to rounding.

Fixed Rate Assets:

               Geographical Distribution of Manufactured Homes(1)

                                Number of                               Percentage of
                               Fixed Rate     Aggregate Scheduled   Fixed Rate Asset Pool
Geographic Location              Assets        Principal Balance            by SPB
-------------------              ------        -----------------            ------
Alabama....................         236        $   9,387,820                 3.11%
Arizona....................         215           12,211,491                 4.05
Arkansas...................         145            5,792,930                 1.92
California.................          18            1,033,866                 0.34
Colorado...................          70            3,573,885                 1.19
Delaware...................          35            1,334,383                 0.44
Florida....................         198            9,301,388                 3.09
Georgia....................         272           11,598,769                 3.85
Idaho......................          65            3,414,477                 1.13
Illinois...................          12              556,443                 0.18
Indiana....................           5              141,066                 0.05
Iowa.......................           1               39,817                 0.01
Kansas.....................          55            2,382,093                 0.79
Kentucky...................         178            6,731,943                 2.23
Louisiana..................         208            9,105,326                 3.02
Maryland...................          16              617,732                 0.20
Mississippi................         237            9,893,883                 3.28
Missouri...................         136            5,290,464                 1.76
Montana....................           1               60,030                 0.02
Nevada.....................          20            1,035,471                 0.34
New Jersey.................           1                7,618                 0.00
New Mexico.................         264           11,497,837                 3.81
New York...................           3              207,533                 0.07
North Carolina.............       1,500           62,139,207                20.62
North Dakota...............           1               49,675                 0.02
Ohio.......................          35            1,406,380                 0.47
Oklahoma...................         109            4,680,265                 1.55
Oregon.....................          39            2,507,560                 0.83
Pennsylvania...............           1               53,130                 0.02
South Carolina.............         430           17,521,548                 5.81
Tennessee..................         322           13,072,481                 4.34
Texas......................       1,500           64,338,474                21.35
Utah.......................          31            1,691,110                 0.56
Virginia...................         389           15,159,267                 5.03
Washington.................         123            8,991,751                 2.98
West Virginia..............         130            4,501,890                 1.49
Wisconsin..................           1               56,883                 0.02
Wyoming....................           1               31,396                 0.01
                                  -----         ------------               ------
   Total...................       7,003         $301,417,281               100.00%
                                  =====         ============               ======

----------------
(1) Based on the mailing address of the Obligor on the related Fixed Rate Asset as of the Cut-off Date.

                  Year of Origination of Fixed Rate Assets (1)

                                Number of         Aggregate             Percentage of
                               Fixed Rate         Scheduled         Fixed Rate Asset Pool
Year of Origination              Assets        Principal Balance            by SPB
-------------------              ------        -----------------            ------
    1997.....................        19             875,128                  0.29
    1998.....................     6,984         300,542,153                 99.71
                                  -----        ------------                ------
         Total...............     7,003        $301,417,281                100.00%
                                  =====        ============                ======

(1) The weighted average seasoning of the Fixed Rate Assets was approximately 1 month as of the Cut-off Date.



              Distribution of Original Fixed Rate Asset Amounts(1)

                                  Number of         Aggregate             Percentage of
Original Fixed Rate Asset        Fixed Rate         Scheduled         Fixed Rate Asset Pool
Amount                             Assets        Principal Balance            by SPB
------                             ------        -----------------            ------

$   4,999 or less..............        15     $        54,126                  0.02%
$   5,000 - $    9,999.........       104             823,180                  0.27
$  10,000 - $  14,999..........       165           2,071,599                  0.69
$  15,000 - $  19,999..........       216           3,770,229                  1.25
$  20,000 - $  24,999..........       419           9,516,075                  3.16
$  25,000 - $  29,999..........       719          19,839,079                  6.58
$  30,000 - $  34,999..........     1,030          33,563,081                 11.14
$  35,000 - $  39,999..........       900          33,469,982                 11.10
$  40,000 - $  44,999..........       493          20,873,890                  6.93
$  45,000 - $  49,999..........       558          26,549,454                  8.81
$  50,000 - $  54,999..........       597          31,259,211                 10.37
$  55,000 - $  59,999..........       549          31,572,198                 10.47
$  60,000 - $  64,999..........       519          32,322,279                 10.72
$  65,000 - $  69,999..........       288          19,347,619                  6.42
$  70,000 - $  74,999..........       158          11,399,198                  3.78
$  75,000 - $  79,999..........        85           6,572,440                  2.18
$  80,000 - $  84,999..........        42           3,453,187                  1.15
$  85,000 - $  89,999..........        25           2,183,518                  0.72
$  90,000 - $  94,999..........        36           3,306,124                   1.10
$  95,000 - $  99,999..........        24           2,347,262                  0.78
$100,000 or more...............        61           7,123,552                  2.36
                                  -------        ------------                ------
     Total.....................     7,003        $301,417,281                100.00%
                                 ========        ============                ======

(1) The highest original Fixed Rate Asset amount was $180,943, which represents 0.06% of the aggregate principal balance of the Fixed Rate Assets at origination. The average original principal amount of the Fixed Rate Assets was approximately $43,104 as of the Cut-off Date.

                           Fixed Rate Asset Rates (1)

                                 Number of                                 Percentage of
                                Fixed Rate      Aggregate Scheduled    Fixed Rate Asset Pool
 Asset Rate                        Assets        Principal Balance             by SPB
 ----------                        ------        -----------------             ------
 6.000% -   6.999%............     1,186         $  67,482,855                 22.39%
 7.000% -   7.999%............       224            12,921,805                  4.29%
 8.000% -   8.999%...........      1,150            57,852,650                 19.19
 9.000% -   9.999%..........         758            35,941,309                 11.92
 10.000% - 10.999%..........         435            22,322,578                  7.41
 11.000% - 11.999%..........         355            14,019,690                  4.65
 12.000% - 12.999%..........       1,749            54,309,955                 18.02
 13.000% - 13.999%..........       1,145            36,544,595                 12.12
 14.000% - 14.999%..........           1                21,844                  0.01
                                   -----         -------------                ------
      Total.................       7,003          $301,417,281                100.00%
                                  ======          ============                ======

------------------
(1) The weighted average Fixed Rate Asset Rate was approximately 9.86% as of the Cut-off Date. This table reflects the Fixed Rate Asset Rates of the Step-up Rate Loans as of the Cut-off Date and does not reflect any subsequent increases in the Rates of the Step-up Rate Loans.

        Remaining Terms to Maturity of Fixed Rate Assets (In Months) (1)

                                 Number of                                  Percentage of
 Remaining Term                 Fixed Rate      Aggregate Scheduled     Fixed Rate Asset Pool
 to Maturity                       Assets        Principal Balance             by SPB
 -----------                       ------        -----------------             ------

   1 -  60 months...........         144          $  1,296,192                  0.43%
  61 -  96 months...........         130             1,802,091                  0.60
  97 - 120 months...........         175             3,620,194                  1.20
 121 - 156 months...........         200             4,248,998                  1.41
 157 - 180 months...........       1,315            40,844,741                 13.55
 181 - 216 months...........          90             2,933,713                  0.97
 217 - 240 months...........       1,475            54,861,577                 18.20
 241 - 300 months...........       1,461            66,871,803                 22.19
 301 - 360 months...........       2,013           124,937,974                 41.45
                                   -----         -------------               -------
   Total....................       7,003          $301,417,281                100.00%
                                  ======          ============                ======

-------------
(1) The weighted average remaining term to maturity of the Fixed Rate Assets was approximately 289 months as of the Cut-off Date.


         Original Terms to Maturity of Fixed Rate Assets (In Months) (1)

                                 Number of                                   Percentage of
 Original Term                  Fixed Rate      Aggregate Scheduled      Fixed Rate Asset Pool
 to Maturity                       Assets        Principal Balance              by SPB
 -----------                       ------        -----------------              ------
   1 -  60 months...........         144          $  1,296,192                  0.43%
  61 -  96 months...........         130             1,802,091                  0.60
  97 - 120 months...........         175             3,620,194                  1.20
 121 - 156 months...........         200             4,248,998                  1.41
 157 - 180 months...........       1,315            40,844,741                 13.55
 181 - 216 months...........          89             2,901,589                  0.96
 217 - 240 months...........       1,476            54,893,701                 18.21
 241 - 300 months...........       1,461            66,871,803                 22.19
 301 - 360 months...........       2,013           124,937,974                 41.45
                                   -----         -------------               -------
   Total....................       7,003          $301,417,281                100.00%
                                  ======          ============                ======

---------------

(1) The weighted average original term to maturity of the Fixed Rate Assets was approximately 290 months as of the Cut-off Date.

      Distribution of Original Loan-to-Value Ratios of Fixed Rate Assets(1)

                                   Number of                               Percentage of
                                  Fixed Rate    Aggregate Scheduled    Fixed Rate Asset Pool
Loan-to Value Ratio(2)               Assets      Principal Balance             by SPB
----------------------               ------      -----------------             ------
50%  or  less................           48         $  1,485,641                0.49%
51% - 55%....................           19              608,294                0.20
56% - 60%....................           21              826,161                0.27
61% - 65%....................           35            1,157,085                0.38
66% - 70%....................           64            2,310,013                0.77
71% - 75%....................          115            3,927,922                1.30
76% - 80%....................          196            6,895,741                2.29
81% - 85%....................          421           15,334,833                5.09
86% - 90%....................          851           32,987,026               10.94
91% - 95%....................        2,089           86,756,508               28.78
96% - 100%...................        3,144          149,128,056               49.48
                                     -----         ------------             -------
     Total...................        7,003         $301,417,281              100.00%
                                     =====         ============              ======

----------------
(1) The weighted average original Loan-to-Value Ratio of the Fixed Rate Assets was approximately 93.58% as of the Cut-off Date.
(2) Rounded to nearest 1%.


Adjustable Rate Assets:
-----------------------

               Geographical Distribution of Manufactured Homes(1)

                                 Number of                             Percentage of
                                Adjustable          Aggregate         Adjustable Rate
                                   Rate             Scheduled           Asset Pool
Geographic Location               Assets        Principal Balance          by SPB
-------------------               ------        -----------------          ------
Arizona....................           1                 80,282               1.05
California.................           1                 94,490               1.24
Colorado...................           5                443,078               5.81
Delaware...................           1                 71,406               0.94
Florida....................           8                563,494               7.39
Georgia....................           2                165,307               2.17
Idaho......................           6                529,023               6.94
Kentucky...................           8                674,988               8.85
Louisiana..................           1                 69,983               0.92
Michigan...................           1                 74,283               0.97
New Mexico.................           5                365,714               4.80
North Carolina.............          23              1,767,918              23.18
Oklahoma...................           1                 91,695               1.20
Oregon.....................           2                166,108               2.18
South Carolina.............           3                241,611               3.17
Tennessee..................          24              1,591,546              20.87
Texas......................           1                 51,432               0.67
Virginia...................           2                170,265               2.23
Washington.................           3                338,828               4.44
West Virginia..............           1                 74,475               0.98
                                    ---          -------------           --------
   Total...................          99             $7,625,928             100.00%
                                     ==             ==========             ======

----------------
(1) Based on the mailing address of the Obligor on the related Adjustable Rate Asset as of the Cut-off Date.

                Year of Origination of Adjustable Rate Assets (1)

                                 Number of                              Percentage of
                                Adjustable                             Adjustable Rate
                                   Rate       Aggregate Scheduled         Asset Pool
Year of Origination               Assets       Principal Balance            by SPB
-------------------               ------       -----------------            ------
    1997.....................        23            $1,607,807               21.08%
    1998.....................        76             6,018,121               78.92
                                     --           -----------             -------
         Total...............        99            $7,625,928              100.00%
                                     ==            ==========              ======

-----------------
(1) The  weighted   average   seasoning  of  the  Adjustable   Rate  Assets  was
    approximately 4 months as of the Cut-off Date.


             Distribution of Adjustable Rate Assets Gross Margins(1)

                                 Number of                                Percentage of
                                Adjustable                               Adjustable Rate
                                   Rate       Aggregate Scheduled           Asset Pool
Gross Margins                     Assets       Principal Balance              by SPB
-------------                     ------       -----------------              ------
3.250% - 3.750%............          43            $3,222,279               42.25%
4.500% - 4.750%...........           56             4,403,649               57.75
                                     --           -----------             -------
         Total...............        99            $7,625,928              100.00%
                                     ==            ==========              ======

-----------------
(1) The weighted average gross margins of the Adjustable Rate Assets was approximately 4.08% as of the Cut-off Date.


            Distribution of Original Adjustable Rate Asset Amounts(1)

                                                                             Percentage of
                                    Number of                               Adjustable Rate
Original Adjustable Rate Asset   Adjustable Rate   Aggregate Scheduled        Asset Pool
Amount                               Assets         Principal Balance            by SPB
------                               ------         -----------------            ------
$  40,000 - $  44,999..........         2                  87,117                  1.14
$  45,000 - $  49,999..........         3                 141,460                  1.85
$  50,000 - $  54,999..........         4                 209,088                  2.74
$  55,000 - $  59,999..........         6                 341,929                  4.48
$  60,000 - $  64,999..........         5                 307,151                  4.03
$  65,000 - $  69,999..........        11                 734,169                  9.63
$  70,000 - $  74,999..........        14               1,013,431                 13.29
$  75,000 - $  79,999..........        14               1,075,777                 14.11
$  80,000 - $  84,999..........         9                 733,480                  9.62
$  85,000 - $  89,999..........        11                 951,653                 12.48
$  90,000 - $  94,999..........         8                 731,414                  9.59
$  95,000 - $  99,999..........         3                 291,705                  3.83
$100,000 or more...............         9               1,007,553                 13.21
                                   ------            ------------              --------
     Total.....................        99              $7,625,928                100.00%
                                     ====             ===========                ======

-------------------
(1) The highest original Adjustable Rate Asset amount was $130,221.00, which represents 1.70% of the aggregate principal balance of the Adjustable Assets at origination. The average original principal amount of the Adjustable Rate Assets was approximately $77,261.15 as of the Cut-off Date.

                     Adjustable Rate Current Asset Rates (1)

                                                                              Percentage of
                                    Number of                                Adjustable Rate
 Current                         Adjustable Rate    Aggregate Scheduled         Asset Pool
 Asset Rate                          Assets          Principal Balance            by SPB
 ----------                          ------          -----------------            ------
 7.000% - 7.999%............          43             $    3,186,456               41.78%
 8.000% - 8.999%...........           56                  4,439,472               58.22
                                      --            ---------------             -------
      Total.................          99             $    7,625,928              100.00%
                                      ==             ==============              ======

----------------
(1) The weighted average Adjustable Rate Asset Rate was approximately 8.00% as of the Cut-off Date. This table reflects the Asset Rates of the Adjustable Rate Loans as of the Cut-off Date and does not reflect any subsequent increases in the Asset Rates of the Adjustable Rate Loans.


      Remaining Terms to Maturity of Adjustable Rate Assets (In Months) (1)

                                                                              Percentage of
                                    Number of                                Adjustable Rate
 Remaining Term                  Adjustable Rate    Aggregate Scheduled         Asset Pool
 to Maturity                         Assets          Principal Balance            by SPB
 -----------                         ------          -----------------            ------
 217 - 240 months...........           1                     79,333                1.04
 241 - 300 months...........           5                    285,882                3.75
 301 - 360 months...........          93                  7,260,713               95.21
                                      --              -------------             -------
   Total....................          99                 $7,625,928              100.00%
                                      ==               ============              ======

----------------------
(1) The weighted average remaining term to maturity of the Adjustable Assets was approximately 353 months as of the Cut-off Date.


      Original Terms to Maturity of Adjustable Rate Assets (In Months) (1)

                                                                              Percentage of
                                    Number of                                Adjustable Rate
 Original Term                   Adjustable Rate    Aggregate Scheduled         Asset Pool
 to Maturity                         Assets          Principal Balance            by SPB
 -----------                         ------          -----------------            ------
 217 - 240 months...........           1                     79,333                1.04
 241 - 300 months...........           5                    285,882                3.75
 301 - 360 months...........          93                  7,260,713               95.21
                                      --                  ---------             -------
   Total....................          99                 $7,625,928              100.00%
                                      ==                 ==========              ======

----------------
(1) The weighted average original term to maturity of the Adjustable Assets was approximately 357 months as of the Cut-off Date.

   Distribution of Original Loan-to-Value Ratios of Adjustable Rate Assets(1)

                                     Number of                              Percentage of
                                    Adjustable                             Adjustable Rate
                                       Rate        Aggregate Scheduled       Asset Pool
Loan-to Value Ratio(2)                Assets        Principal Balance           by SPB
----------------------                ------        -----------------           ------
61% - 65%....................            1                  84,933                 1.11
66% - 70%....................            1                  42,856                 0.56
76% - 80%....................            4                 268,100                 3.52
81% - 85%....................            7                 529,407                 6.94
86% - 90%....................           15               1,045,749                13.71
91% - 95%....................           28               2,151,864                28.22
96% - 100%...................           43               3,503,019                45.94
                                        --             -----------              -------
     Total...................           99              $7,625,928               100.00%
                                        ==              ==========               ======

--------------------
(1) The weighted average original Loan-to-Value Ratio of the Adjustable Assets was approximately 93.11% as of the Cut-off Date.
(2) Rounded to nearest 1%.

         "Loan-to-Value Ratio" means, (a) with respect to each Contract, (i) as to each Contract with respect to which a lien on land is required for underwriting purposes, the ratio, expressed as a percentage, of the principal amount of such Contract to the sum of the purchase price of the home (including taxes, insurance and any land improvements), the tax value or appraised value of the land and the amount of any prepaid finance charges or closing costs that are financed; and (ii) as to each other Contract, the ratio, expressed as a percentage, of the principal amount of such Contract to the purchase price of the home (including taxes, insurance and any land improvements) and the amount of any prepaid finance charges or closing costs that are financed; and (b) with respect to each Mortgage Loan, the ratio, expressed as a percentage, of the principal amount of such Mortgage Loan at the time of determination, to either
(i) the sum of the appraised value of the land and improvements, and the amount of any prepaid finance charges or closing costs that are financed or (ii) the sum of the purchase price of the home (including taxes, insurance and any land improvements), the appraised value of the land and the amount of any prepaid finance charges or closing costs that are financed:


                 Distribution of Next Contract Rate Change Date

                                                                             Percentage of
                                    Number of                               Adjustable Rate
 Month of Next                   Adjustable Rate    Aggregate Scheduled        Asset Pool
 Contract Rate Change Date            Assets         Principal Balance           by SPB
 -------------------------            ------         -----------------           ------
 September 1,  1998.........            1                $   71,836                0.94%
 October 1, 1998............            4                   272,255                3.57
 November 1, 1998...........            1                    55,305                0.73
 December 1, 1998...........            6                   429,563                5.63
 January 1, 1999............           11                   778,849               10.21
 February 1, 1999...........            5                   388,869                5.10
 March 1, 1999..............            6                   461,260                6.05
 April 1, 1999..............            8                   639,549                8.39
 May 1, 1999................           12                   926,761               12.15
 June 1, 1999...............           21                 1,719,256               22.54
 July 1, 1999...............           19                 1,467,850               19.25
 August 1, 1999.............            5                   414,575                5.44
                                      ---                   -------            --------
   Total....................           99                $7,625,928              100.00%
                                       ==                ==========              ======